UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 27, 2007

                                 ITT CORPORATION
             (Exact name of registrant as specified in its charter)



          Indiana                      1-5672               13-5158950
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)

                  4 West Red Oak Lane
                 White Plains, New York          10604
                 (Address of principal        (Zip Code)
                   executive offices)


       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 8.01 Other Events

     On March 27, 2007, ITT Corporation issued a press release announcing a final settlement relating to an investigation that began in 2001 regarding ITT Night Vision's compliance with International Traffic and Arms Regulations
(ITAR). As part of the agreement, ITT Corporation will pay a total of $50 million in fines, forfeitures and penalties, and is required to plead guilty in the United States District Court for the Western District of Virginia to one ITAR violation relating to the improper handling of sensitive documents and one ITAR violation involving making misleading statements, which it did on March 28, 2007. The Government has agreed to defer action regarding a third count of ITAR violation, pending ITT Corporation's implementation of a remedial action plan. ITT Corporation has also agreed to invest $50 million over the next five years in research and development and capital improvements for its night vision products. As a result of the guilty pleas, ITT Corporation became subject to automatic statutory "debarment" from future export licenses. It is expected that the net effect of the debarment will be to restrict certain exports of Night Vision equipment (representing less than 5% of its total Night Vision sales) to specific parties for a period of not less than one year. For full details of the charges and settlement, reference is made to the exhibits filed herewith.

     The press release issued March 27, 2007 by ITT Corporation is filed as
Exhibit 99.1 to this report and is incorporated herein by reference. A copy of the Criminal Information, United States of America v. ITT Corporation, filed March 28, 2007, is filed as Exhibit 99.2 to this report and incorporated herein by reference. A copy of the Plea Agreement filed March 28, 2007 between ITT Corporation and the United States Attorney's Office for the Western District of Virginia on behalf of the United States is filed as Exhibit 99.3 to this report and is incorporated herein by reference. A copy of the Deferred Prosecution Agreement in the form filed March 28, 2007 with the United States District Court for the Western District of Virginia is filed as Exhibit 99.4 to this report and is incorporated herein by reference. A copy of the Order of Forfeiture in the form filed March 28, 2007 with the United States District Court for the Western District of Virginia is filed as Exhibit 99.5 to this report and is incorporated herein by reference. A copy of the Consent Agreement with the United States Department of State regarding export restrictions will be filed when it is entered into.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1  Press release issued March 27, 2007 by ITT Corporation
99.2  Criminal Information, United States of America v.
      ITT Corporation, filed March 28, 2007
99.3 Plea Agreement filed March 28, 2007 between ITT Corporation and the United States Attorney's Office for the Western District of Virginia on behalf of the United States

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

99.4 Deferred Prosecution Agreement filed March 28, 2007 between ITT Corporation and the United States Attorney's Office for the Western District of Virginia on behalf of the United States (including Appendix A--Statement of Facts; and Appendix B--Remedial Action Plan)
99.5  Order of Forfeiture, filed March 28, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ITT CORPORATION
                                     By:      /s/ Kathleen S. Stolar
                                              -------------------------------
                                              Kathleen S. Stolar

                                    Its:      Vice President, Secretary
                                              and Associate General Counsel


Date: March 30, 2007



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